UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2012

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549
(Address of principal executive offices) (Zip Code)

(408) 765-8080
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 14, 2012, Intel Corporation (the “Company”) issued $175,000,000 aggregate principal amount of its 4.250% notes due 2042 (the “Notes”) pursuant to the terms of an underwriting agreement dated December 11, 2012 (the “Underwriting Agreement”) among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.  The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on December 4, 2012 (File No. 333-185253) and were issued pursuant to an indenture dated as of March 29, 2006 (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of December 3, 2007 (the “First Supplemental Indenture”), the third supplemental indenture dated as of December 11, 2012 (the “Third Supplemental Indenture”) and the fourth supplemental indenture dated as of December 14, 2012 (the “Fourth Supplemental Indenture”) between the Company and Wells Fargo Bank, National Association, as successor trustee.  The Notes were consolidated, form a single series and are fully fungible with the $750,000,000 aggregate principal amount of the 4.250% notes due 2042 that were issued on December 11, 2012.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the First Supplemental Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.01 hereto, Exhibit 4.4 to Form S-3 filed March 30, 2006, Exhibit 4.2.4 to Form 10-K filed February 20, 2008, Exhibit 4.01 to Form 8-K filed December 11, 2012 and Exhibit 4.01 hereto, respectively, and incorporated herein by reference.  The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 4.250% Note due 2042, which is filed as Exhibit 4.02 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Report.

	Exhibit Number	Description
	1.01	Underwriting Agreement, dated December 11, 2012, among Intel Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co.

	4.01	Fourth Supplemental Indenture, dated as of December 14, 2012, between Intel Corporation and Wells Fargo Bank, National Association, as successor trustee

	4.02	Form of 4.250% Note due 2042

	5.01	Opinion of Gibson, Dunn and Crutcher LLP

	23.01	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

/s/ Cary I. Klafter
Cary I. Klafter
Date: December 14, 2012	Corporate Secretary